Putnam
High Yield
Trust

SEMIANNUAL REPORT

February 28, 1997

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* Morningstar, an independent rating agency, continues to award Putnam High Yield Trust's class A shares its highest overall rating of five stars (based on the 5-year total return) as of March 31, 1997. Only 10% of fixed-income funds received this rating.*

* "The quality of companies issuing high-yield debt has never been better. While bonds financing mergers and acquisitions are on the rise, little of the new debt is being issued for leveraged buyouts or by overleveraged companies struggling to stay afloat, as in years past."

                                    -- The Wall Street Journal, March 10, 1997

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

13 Portfolio holdings

31 Financial statements

43 Results of February 6, 1997 shareholders meeting

*Morningstar ratings are subject to change every month and are calculated from a fund's 3-, 5-, and 10-year average annual returns in excess of 90-day Treasury bill returns, with appropriate sales charge adjustments and a risk factor that reflects performance compared to 90-day Treasury bill monthly returns. The 1-year rating is calculated using the same methodology, but it is not a component of the overall rating. For the 3-, 5-, and 10-year periods ended 3/31/97, there were 1,172, 630, and 258 funds in the fixed-income category and the fund received 4, 5, and 4 stars, respectively. For the 1 year period, the fund received 3 stars and was rated among 1,696 funds. Past performance is not indicative of future results. Performance of other share classes will vary.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

As high-yield bond performance consistently dominated the fixed-income markets over the past several months, it has been easy enough to pick short-term "winners." The real test of any selection process, however, will come next time the economy puts the squeeze on the issuers of these lower-rated securities.

Since Putnam High Yield Trust's introduction nearly 20 years ago, its management has assiduously held the higher-yielding lower-rated securities in its portfolio to stringent credit criteria. Past performance can never be a guarantee of future results, of course. Nevertheless we believe your fund's long-term performance in both up and down markets provides a strong endorsement of Putnam's credit research capabilities.

In the following report, Fund Manager Jennifer Leichter provides an in-depth discussion of your fund's performance during the first half of fiscal 1997 and a look at prospects for the second half.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
April 16, 1997



Report from the Fund Manager
Jennifer E. Leichter

A tantalizing array of market conditions made the six months ended February 28, 1997, a mouthwatering experience for corporate bond investors. Encouraged by modest inflation, solid economic growth, relatively low interest rates, and investors' appetites for yield, the high-yielding corporate bond market outdistanced all other fixed-income sectors, including investment-grade corporate bonds.

The aroma of success was not lost on Putnam High Yield Trust. Six-month returns at net asset value for class A, class B, and class M shares were 9.63%, 9.17%, and 9.51%, respectively -- comfortably ahead of the 8.99% return posted by one of the fund's benchmarks, the First Boston High Yield Bond Index. Returns at maximum offering price for class A, class B and class M shares were 4.45%, 4.17%, and 5.92%, respectively. Full performance details can be found on pages 9 and 10.

* ECONOMIC ENVIRONMENT FRIENDLY TO HIGH-YIELDING BONDS

Over the semiannual period, the economic landscape provided ideal conditions for high-yield bonds to flourish. The U.S. economy's annual growth rate of 2.1% in the third quarter of 1996 was followed by an eye-opening 4% in the final quarter. This surge was largely fueled by foreign trade, a rebound in consumer spending, and a surge in business construction.

In such an environment, companies that have the strongest potential are those whose fortunes are tied directly to the health of the economy. When consumers spend more money, these "cyclical" companies profit, increasing their output to meet the rising demand for their products. At period's end, cyclical holdings -- industry sectors such as paper, chemical, and automotive -- composed 6.5% of the fund's assets, with the balance allocated to noncyclical, defensive stocks -- such as telecommunications, cable, and gaming.

One of the fund's most successful cyclical holdings during the period was Kmart. By expanding into developing countries and by opening new stores in urban centers such as Manhattan, this retailer raised significant revenues, enabling it to pay down its corporate debt to levels well beyond market expectations. While this holding and others were viewed favorably at the end of the fiscal period, all holdings are subject to review and adjustment in accordance with the fund's investment strategy and may well vary in the future.

The favorable economic environment also affected the level of merger and acquisition activity. Although deliberately positioning the fund to capitalize on such activity is not part of our investment strategy, the fund does frequently benefit from being in the right place at the right time. Several companies represented in the portfolio -- including Repap New Brunswick (paper and forest products) and Vons (supermarkets) -- were acquired by financially stronger corporations, producing substantial price gains on those investments.

[GRAPHIC OMITTED: worm chart HIGH-YIELD BONDS VERSUS OTHER BONDS]

                   First Boston High Yield          Lehman Brothers
                         Bond Index              Corporate Bond Index
1992                       22.41%                       15.15%
1993                       41.72%                       30.86%
1994                       46.84%                       27.66%
1995                       66.23%                       44.86%
1996                       83.10%                       50.34%
1997                       99.56%                       59.76%

Footnote reads:
This chart demonstrates that high-yield bonds, as represented by the First Boston High Yield Bond Index, generally outperformed investment-grade corporate bonds, as represented by the Lehman Brothers Corporate Bond Index. The chart shows cumulative returns. The lower credit rating of high-yield bonds reflects a greater possibility that adverse changes in an issuer's business or financial condition or in general economic conditions may impair the issuer's ability to pay principal and interest on the securities. This chart does not reflect the performance of Putnam High Yield Trust.

* STRONG SUPPLY, STRONGER DEMAND

A steady supply of high-yielding securities is being surpassed by an even stronger demand for the higher income streams these bonds provide. However, the yield spread between higher-yielding corporate bonds and U.S. Treasury or other investment-grade securities with similar maturities has tightened noticeably.

During 1996, the differential between investment-grade corporate bonds and high-yielding bonds tightened by 152 basis points -- about 1.5 percentage points. In the first two months of 1997, the gap closed another 40 basis points. We consider this understandable in light of the market environment. When interest rates are low and bond investors' confidence level is strong, investors are often more comfortable with higher-risk investments such as lower-rated higher-yielding bonds. In such an environment, the gap between yields of lower-rated and higher-rated securities often narrows.

* SECTOR DIVERSIFICATION INCREASES OPPORTUNITIES WHILE SPREADING MARKET RISK

During the period, we increased the total number of holdings spreading purchases among several industry groups. The top five industries represented were cable television, telecommunications, gaming, paper/forest products, and cellular communications.

Several of the fund's holdings continue to benefit from legislation passed in 1996 that deregulated the telecommunications and broadcasting industries. In the aftermath of its passage, new enterprises that represent some of the best opportunities in today's high-yield market were launched. As businesses such as Omnipoint Corp. and Sprintspectrum mature and prosper, their risk profiles are likely to improve, resulting in potential credit upgrades. A perennial favorite, as well as the fund's largest position, NEXTEL Communications (cellular communications) was the best-performing holding for the period.

Broadcast holdings were trimmed during the period in an effort to capture profits, since it is unlikely that this sector will repeat the performance of the past year in the next few months.

TOP 10 HOLDINGS

NEXTEL Communications, Inc.
Cellular communications

Midland Funding Corp.
Electric utilities

ICG Holdings, Inc.
Telecommunications

Republic of Argentina
Brady bonds

Teleport Communications Group, Inc.
Telecommunications

Time Warner, Inc.
Entertainment

International Cabletel, Inc.
Telecommunications

Del Monte Corp.
Food and beverage

Trans Texas Gas Corp.
Oil and gas

Cablevision Systems
Cable television

Footnote reads:
These holdings represent 11.3% of the fund's net assets as of 2/28/97. Portfolio holdings will vary over time.

The financial services sector climbed to 3% of assets during the period, mostly as a result of adding small to medium-sized regional bank holdings. The performance of these holdings is driven, in large part, by improving real estate markets and by ongoing consolidation within the banking industry.

Within the gaming sector, we could expect some consolidation in the future given the proliferation of gambling licenses in recent years. Our strategy has been to focus on successful companies in less crowded jurisdictions outside the Las Vegas area.

The paging business proved a disappointment, and the fund's overweighting in this area dampened performance. We had increased the exposure on the premise that holdings such as Mobile Telecommunications were undervalued and ripe for a rebound. While long-term fundamentals are still sound, it appears our timing was premature. We remain committed to the sector in anticipation of eventual strengthening.

The highly cyclical paper and forest products industry has been in somewhat of a downturn, and we anticipate increasing our holdings once we see signs of a recovery.

* OPPORTUNITIES LIE AHEAD

The high-yield market has been in a sustained bull market since December 1995. While our positive outlook for high-yield bonds remains intact, bolstered by strong corporate fundamentals and a historically low default rate, a pause in the market's climb is never out of the question. However, we view the potential for changing market conditions with an opportunistic eye; bonds often become mispriced when investors overreact to transitory events. If such events should occur, we believe our disciplined management style will enable us to take advantage of resulting opportunities.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 2/28/97, there is no guarantee the fund will continue to hold these securities in the future. The fund invests in lower-rated securities. The lower rating reflects a greater possibility that adverse changes in an issuer's business or financial condition or in general economic conditions may impair the issuer's ability to pay principal and interest on the securities.


Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam High Yield Trust is designed for investors seeking high current income through a diversified portfolio of high-yielding lower-rated corporate bonds, with a secondary objective of capital growth when consistent with high current income.

TOTAL RETURN FOR PERIODS ENDED 2/28/97
                                Class A         Class B        Class M
(inception date)               (2/14/78)        (3/1/93)       (7/3/95)
                              NAV     POP     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
6 months                     9.63%   4.45%   9.17%   4.17%   9.51%   5.92%
------------------------------------------------------------------------------
1 year                      13.44    8.07   12.47    7.47   13.12    9.46
------------------------------------------------------------------------------
5 years                     69.68   61.62      --      --      --      --
Annual average              11.15   10.08      --      --      --      --
------------------------------------------------------------------------------
10 years                   164.99  152.33      --      --      --      --
Annual average              10.24     9.7      --      --      --      --
------------------------------------------------------------------------------
Life of class                  --      --   43.64   40.69   24.31   20.27
Annual average                 --      --    9.48    8.91   14.01   11.76
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 2/28/97
                                          Lehman Bros.       First Boston
                                          Corporatate         High Yield
                                          Bond Index          Bond Index
------------------------------------------------------------------------------
6 months                                     6.26%               8.99%
------------------------------------------------------------------------------
1 year                                       5.71               12.62
------------------------------------------------------------------------------
5 years                                     49.15               74.51
Annual average                               8.32               11.78
------------------------------------------------------------------------------
10 years                                   134.51              188.54
Annual average                               8.90               11.18
------------------------------------------------------------------------------
Life of class B                             30.69               52.21
Annual average                               6.92               11.07
------------------------------------------------------------------------------
Life of class M                             11.57               22.25
Annual average                               6.79               12.81
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions, or for class A shares, distribution fees prior to implementation of the class A distribution plan in 1990. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 4.75% maximum sales charge for class A shares and 3.25% for class M shares. CDSC for class B shares assumes the applicable sales charge, with the maximum being 5%.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 2/28/97
                                       Class A     Class B     Class M
------------------------------------------------------------------------------
Distributions (number)                    6           6           6
------------------------------------------------------------------------------
Income                                 $0.552      $0.506      $0.538
------------------------------------------------------------------------------
Capital gains                            --          --          --
------------------------------------------------------------------------------
  Total                                $0.552      $0.506      $0.538
------------------------------------------------------------------------------
Share value:                         NAV     POP     NAV     NAV     POP
------------------------------------------------------------------------------
08/31/96                          $12.11  $12.71  $12.07  $12.10  $12.51
------------------------------------------------------------------------------
02/28/97                           12.70   13.33   12.65   12.69   13.12
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate1              8.69%   8.28%   7.97%   8.42%   8.14%
------------------------------------------------------------------------------
Current 30-day SEC yield2           8.21    7.81    7.48    7.67    7.41
------------------------------------------------------------------------------

1Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2Based on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 3/31/97
(most recent calendar quarter)
                                 Class A           Class B           Class M
(inception date)                (2/14/78)         (3/1/93)          (7/3/95)
                              NAV      POP      NAV     CDSC      NAV      POP
------------------------------------------------------------------------------
6 months                    3.18%   -1.73%    2.73%   -2.20%    6.60%   -0.39%
------------------------------------------------------------------------------
1 year                     10.52     5.31     9.64     4.64    10.20     2.99
------------------------------------------------------------------------------
5 years                    62.55    54.87       --       --       --       --
Annual average             10.20     9.14       --       --       --       --
------------------------------------------------------------------------------
10 years                  154.54   142.39       --       --       --       --
Annual average              9.79     9.26       --       --       --       --
------------------------------------------------------------------------------
Life of class                 --       --    39.50    37.60    20.69    16.77
Annual average                --       --     8.50     8.14    11.34     9.26
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

The First Boston High Yield Bond Index* is a market-weighted index including publicly traded bonds having a rating below BBB by Standard & Poor's and Moody's.

The Lehman Brothers Corporate Bond Index* is an unmanaged list of publicly issued, fixed-rate non-convertible investment-grade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities.

*The average quality of bonds included in these indexes will differ from the average quality of bonds in which the fund customarily invests, and securities held by the fund will differ from those in the indexes. Index performance reflects changes in market prices and reinvestment of all interest payments It is not possible to invest directly in an index.

WELCOME TO

                       www.putnaminv.com

Now you can get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and an economic outlook from Putnam experts -- with just a few clicks of the mouse!

VISIT PUTNAM'S NEW SITE ON THE WORLD WIDE WEB TO FIND OUT:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* daily fund pricing and long-term fund performance

* how to tell if your retirement savings plan is on track

* how quickly money can accumulate in a tax-deferred investment

You can also read Dr. Robert Goodman's economic commentary and Putnam's Capital Markets Forum outlook, search for a particular Putnam fund by name or objective . . . and much more.

The site can be accessed through any of the major online services
(America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape and an independent Internet service provider.

New features will be added to the site on an ongoing basis. So, visit us at http://www.putnaminv.com -- often!


Portfolio of investments owned
February 28, 1997 (Unaudited)


CORPORATE BONDS AND NOTES (82.9%) *
PRINCIPAL AMOUNT                                                                                    VALUE
Advertising (0.8%)
---------------------------------------------------------------------------------------------------------
   $ 8,210,000   Lamar Advertising Co. sr. sub. notes 9 5/8s, 2006                         $    8,538,400
       389,583   Outdoor Systems, Inc. sr. notes 10 3/4s, 2002                                    390,071
     2,000,000   Outdoor Systems, Inc. sr. sub. notes 9 3/8s, 2006                              2,090,000
     1,558,333   Outdoor Systems, Inc. notes Ser. CAD, 8.906s, 2003                             1,560,281
    14,156,250   Outdoor Systems, Inc. notes Ser. A, 8 1/8s, 2002                              14,173,945
     9,095,000   Universal Outdoor, Inc. sr. sub. notes 9 3/4s, 2006                            9,504,275
                                                                                           --------------
                                                                                               36,256,972

Aerospace and Defense (0.7%)
---------------------------------------------------------------------------------------------------------
     3,000,000   Alliant Techsystems, Inc. sr. sub. notes 11 3/4s, 2003                         3,352,500
     6,125,000   BE Aerospace sr. sub. notes Ser. B, 9 7/8s, 2006                               6,431,250
       350,000   Sequa Corp. med. term notes 10s, 2001                                            361,032
     6,996,000   Sequa Corp. sr. sub. notes 9 3/8s, 2003                                        7,135,920
     4,230,000   UNC, Inc. sr. sub. notes 11s, 2006                                             4,653,000
     5,500,000   UNC, Inc. sr. notes 9 1/8s, 2003                                               5,637,500
     3,750,000   Wyman-Gordon Co. sr. notes 10 3/4s, 2003                                       4,031,250
                                                                                           --------------
                                                                                               31,602,452

Agriculture (0.8%)
---------------------------------------------------------------------------------------------------------
    32,846,000   PMI Holdings Corp. sub. disc. deb. stepped-coupon
                   Ser. B, zero % (11 1/2s, 9/1/00), 2005 ++                                  23,320,660
    13,057,231   Premium Standard Farms, Inc. sr. secd. notes 11s, 2003 [2 DBL. DAGGERS]      14,232,382
                                                                                           --------------
                                                                                               37,553,042

Airlines (0.3%)
---------------------------------------------------------------------------------------------------------
    13,270,000   Greenwich Air Services, Inc. sr. notes 10 1/2s, 2006                          14,331,600

Apparel (0.4%)
---------------------------------------------------------------------------------------------------------
     2,825,000   GFSI, Inc. 144A sr. sub. notes 9 5/8s, 2007                                    2,867,375
    15,400,000   Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                 15,939,000

                                                                                           --------------
                                                                                               18,806,375

Automotive Parts (1.5%)
---------------------------------------------------------------------------------------------------------
     9,775,000   A.P.S., Inc. company guaranty 11 7/8s, 2006                                   10,459,250
     5,775,000   Aftermarket Technology Corp. sr. sub. notes
                   Ser. D, 12s, 2004                                                            6,468,000
     4,699,000   Aftermarket Technology Corp. sr. sub. notes 12s, 2004                          5,262,880
     7,795,000   CSK Auto, Inc. 144A sr. sub. notes 11s, 2006                                   8,106,800
    12,275,000   Harvard Industries, Inc. sr. notes 11 1/8s, 2005                               7,610,500
    10,000,000   Key Plastics Corp. sr. notes 14s, 1999                                        11,100,000
    16,655,000   Lear Corp. sub. notes 9 1/2s, 2006                                            17,966,581
     1,665,000   Safelite Glass Corp. 144A sr. sub. notes 9 7/8s, 2006                          1,748,250
                                                                                           --------------
                                                                                               68,722,261

Banks (1.0%)
---------------------------------------------------------------------------------------------------------
     4,550,000   Chevy Chase Savings Bank, Inc. sub. deb. 9 1/4s, 2005                          4,732,000
       100,000   First Nationwide Holdings sr. notes 12 1/2s, 2003                                113,000
    10,480,000   First Nationwide Holdings 144A sr. sub. notes 10 5/8s, 2003                   11,580,400
     1,780,000   First Nationwide Holdings sr. sub. notes 9 1/8s, 2003                          1,851,200
     4,560,000   North Fork Bancorp, Inc. 144A bonds 8.7s, 2026                                 4,497,300
     5,000,000   Onbank Capital Trust I 144A company guaranty
                   9 1/4s, 2027                                                                 5,131,250
     6,365,000   Peoples Heritage Capital Trust I 144A company
                   guaranty 9.06s, 2027                                                         6,595,731
     6,475,000   Provident Capital Trust 144A jr. sub. notes 8.6s, 2026                         6,533,275
     3,690,000   Riggs Capital Trust 144A bonds 8 5/8s, 2026                                    3,763,468
                                                                                           --------------
                                                                                               44,797,624

Basic Industrial Products (0.2%)
---------------------------------------------------------------------------------------------------------
     4,015,000   Astor Corp. 144A sr. sub. notes 10 1/2s, 2006                                  4,275,975
     4,250,000   Clark-Schwebel sr. notes 10 1/2s, 2006                                         4,547,500
                                                                                           --------------
                                                                                                8,823,475

Broadcasting (4.1%)
---------------------------------------------------------------------------------------------------------
     3,550,000   Affinity Group sr. sub. notes 11 1/2s, 2003                                    3,727,500
     8,150,000   Argyle Television Corp. sr. sub. notes 9 3/4s, 2005                            8,394,500
    19,495,000   Capstar Broadcasting 144A sr. disc. notes stepped-
                   coupon zero % (12 3/4s, 2/1/02), 2009 ++                                    11,307,100
     8,910,000   Chancellor Radio Broadcasting Corp. sr. sub. notes
                   9 3/8s, 2004                                                                 9,177,300
    12,600,000   Comcast UK Cable, Ltd. deb. stepped-coupon
                   zero % (11.2s, 11/15/00), 2007 (Bermuda) ++                                  8,977,500
     7,680,000   Commodore Media, Inc. sr. sub. notes stepped-coupon
                   7 1/2s (13 1/4s, 5/1/98), 2003 ++                                            8,102,400
     9,760,000   Granite Broadcasting Corp. sr. sub. notes 10 3/8s, 2005                       10,101,600
     8,250,000   Granite Broadcasting Corp. sr. sub. notes 9 3/8s, 2005                         8,126,250
     5,125,000   Heritage Media Servoces Corp. sr. sub. notes 8 3/4s, 2006                      5,086,563
     8,395,000   Jacor Communications, Inc. sr. sub. notes 10 1/8s, 2006                        9,003,638
     4,065,000   Jacor Communications, Inc. company guaranty 9 3/4s, 2006                       4,308,900
     6,301,000   New City Broadcasting Corp. sr. sub. notes 11 3/8s, 2003                       7,025,615
    16,125,000   Paxson Communications Corp. 144A sr. sub. notes
                   11 5/8s, 2002                                                               17,173,125
     8,330,000   Pegasus Media & Communications notes Ser. B,
                   12 1/2s, 2005                                                                9,163,000
     6,435,000   Petracom Holdings, Inc. notes stepped-coupon zero %
                   (17 1/2s, 8/1/98), 2003 ++                                                   5,534,100
    21,550,000   SFX Broadcasting, Inc. sr. sub. notes Ser. B, 10 3/4s, 2006                   23,274,000
     5,700,000   Sinclair Broadcasting Group sr. sub. notes 10s, 2005                           5,956,500
     7,090,000   TCI Satellite Entertainment 144A sr. sub. notes
                   10 7/8s, 2007                                                                7,125,450
    12,760,000   TCI Satellite Entertainment 144A sr. disc. notes
                   stepped-coupon zero % (12 1/4s, 2/15/02), 2007 ++                            7,081,800
     5,396,000   Telemedia Broadcasting Corp. 144A deb.
                   stepped-coupon 3.8s (16s, 6/15/99), 2004 ++                                  4,910,360
     3,010,000   TV Azteca Sa De Cv 144A sr. notes 10 1/2s, 2007
                   (Mexico)                                                                     3,055,150
     8,800,000   Young Broadcasting, Inc. company guaranty Ser. B, 9s, 2006                     8,756,000
                                                                                           --------------
                                                                                              185,368,351

Building and Construction (1.9%)
---------------------------------------------------------------------------------------------------------
     7,480,000   Atrium Companies, Inc. 144A sr. sub. notes 10 1/2s, 2006                       7,685,700
     3,650,000   Continental Homes Holding Corp. sr. notes 10s, 2006                            3,832,500
     7,650,000   NVR, Inc. sr. notes 11s, 2003                                                  8,032,500
    10,500,000   Presley Cos. sr. notes 12 1/2s, 2001                                          10,211,250
    19,250,000   Scotsman Group, Inc. sr. secd. notes 9 1/2s, 2000                             19,827,500
    24,865,000   Terex Corp. sr. notes Ser. B, 13 1/4s, 2002                                   27,600,150
     4,525,000   U.S. Home Corp. sr. notes 9 3/4s, 2003                                         4,762,563
     3,615,000   Webb (Del E.) Corp. sr. sub. notes 9 3/4s, 2008                                3,682,781
                                                                                           --------------
                                                                                               85,634,944

Building Products (1.6%)
---------------------------------------------------------------------------------------------------------
     2,590,000   Building Materials Corp. 144A sr. notes 8 5/8s, 2006                           2,654,750
    13,445,000   Cemex S.A. 144A bonds 12 3/4s, 2006 (Mexico)                                  15,697,038
     4,600,000   Congoleum Corp. sr. notes 9s, 2001                                             4,508,000
    13,950,000   Inter-City Products sr. notes 9 3/4s, 2000                                    14,298,750
    20,575,000   Nortek, Inc. sr. sub. notes 9 7/8s, 2004                                      21,192,250
     7,250,000   Southdown, Inc. sr. sub. notes Ser. B, 10s, 2006                               7,830,000
     9,105,000   Waxman Industries Inc. sr. notes stepped-coupon
                   Ser. B, zero % (12 3/4s, 6/1/99), 2004 ++                                    7,466,100
                                                                                           --------------
                                                                                               73,646,888

Buses (0.4%)
---------------------------------------------------------------------------------------------------------
     2,030,000   Atlantic Express, Inc. 144A company guaranty
                   10 3/4s, 2004                                                                2,101,050
    21,000,000   Consorcio/MCII Holdings sec. notes stepped-coupon
                   zero % (12s, 11/15/98), 2002 ++                                             17,902,500
                                                                                           --------------
                                                                                               20,003,550

Business Services (0.5%)
---------------------------------------------------------------------------------------------------------
     1,700,000   Corporate Express, Inc. sr. sub. notes Ser. B, 9 1/8s, 2004                    1,734,000
     6,430,000   Intertek Finance PLC 144A sr. sub. notes 10 1/4s, 2006
                   (United Kingdom)                                                             6,743,463
     1,810,000   Loomis Fargo & Co. 144A sr. sub. notes 10s, 2004                               1,852,988
    11,525,000   Pierce Leahy Corp. sr. sub. notes 11 1/8s, 2006                               12,677,500
                                                                                           --------------
                                                                                               23,007,951

Cable Television (6.6%)
---------------------------------------------------------------------------------------------------------
     6,665,000   Adelphia Communications Corp. sr. deb. 11 7/8s, 2004                           6,998,250
    43,875,000   Adelphia Communications Corp. 144A sr. notes
                   9 7/8s, 2007                                                                42,449,063
    14,600,000   American Telecasting, Inc. sr. disc. notes stepped-coupon
                   zero % (14 1/2s, 8/15/00), 2005 ++                                           4,234,000
       285,000   American Telecasting, Inc. sr. disc. notes stepped-coupon
                   zero % (14 1/2s, 6/15/99), 2004 ++                                              85,500
     7,500,000   Cablevision Systems Corp. sr. sub. deb. 9 7/8s, 2023                           7,350,000
    17,725,000   Comcast Corp. sr. sub. notes 9 3/8s, 2005                                     18,434,000
     1,000,000   Diamond Cable Communication Co. sr. disc. notes
                   stepped-coupon zero% (13 1/2s, 9/30/99),
                   2004 (United Kingdom) ++                                                       815,000
    33,400,000   Diamond Cable Communication Co. sr. disc. notes
                   stepped-coupon zero% (11 3/4s, 12/15/00),
                   2005 (United Kingdom) ++                                                    23,046,000
    15,265,000   Diamond Cable Communication Co. 144A sr. disc.
                   notes stepped-coupon zero% (10 3/4s, 2/15/02),
                   2007 (United Kingdom) ++                                                     9,197,163
    19,117,725   Falcon Holdings Group, Inc. sr. sub. notes 11s, 2003 [2 DBL. DAGGERS]         17,205,953
    10,000,000   Grupo Televisa S.A. sr. notes Ser. A, 11 3/8s, 2003 (Mexico)                  10,875,000
     1,350,000   Grupo Televisa S.A. 144A sr. notes 11 7/8s, 2006 (Mexico)                      1,508,625
     2,500,000   Heartland Wireless Communications, Inc. 144A sr. notes
                   14s, 2004                                                                    2,375,000
    11,870,000   Heartland Wireless Communications, Inc. sr. notes
                   13s, 2003                                                                   11,513,900
     2,100,000   Heartland Wireless Communications, Inc. sr. notes
                   Ser. D, 13s, 2003                                                            1,785,000
     7,000,000   Lenfest Communications, Inc. sr. sub. notes 10 1/2s, 2006                      7,490,000
     6,290,000   Lenfest Communications, Inc. sr. notes 8 3/8s, 2005                            6,101,300
    21,100,000   Marcus Cable Co. (L.P.) sr. deb. 11 7/8s, 2005                                22,366,000
    23,478,000   Marcus Cable Co. (L.P.) sr. disc. notes stepped-coupon
                   zero % (14 1/4s, 6/15/00), 2005 ++                                          17,256,330
    17,095,000   Marcus Cable Co. (L.P.) sr. sub. disc. notes stepped-coupon
                   zero % (13 1/2s, 8/1/99), 2004 ++                                           14,274,325
    14,990,000   Rogers Cablesystems Ltd. notes 11s, 2015 (Canada)                             16,339,100
     2,600,000   Tele-Communications, Inc. deb. 9 1/4s, 2023                                    2,552,316
     6,500,000   Telewest Communications PLC deb. 9 5/8s, 2006
                   (United Kingdom)                                                             6,581,250
    25,150,000   Telewest Communications PLC deb. stepped-coupon
                   zero % (11s, 10/1/00), 2007 (United Kingdom) ++                             17,290,625
     8,000,000   Tevecap S.A. 144A sr. notes 12 5/8s, 2004 (Brazil)                             8,600,000
    38,235,000   UIH Australia/Pacific, Inc. sr. disc. notes stepped-coupon
                   Ser. B, zero % (14s, 5/15/01), 2006 (Australia) ++                          20,646,900
     5,750,000   Wireless One, Inc. sr. notes 13s, 2003                                         5,347,500
                                                                                           --------------
                                                                                              302,718,100

Cellular Communications (4.5%)
---------------------------------------------------------------------------------------------------------
     3,775,000   360 Communications Co. sr. notes 7 1/2s, 2006                                  3,786,438
    27,625,000   Cencall Communications Corp. sr. disc. notes stepped-
                   coupon zero % (10 1/8s, 1/15/99), 2004 ++                                   20,995,000
     9,650,000   Centennial Cellular Corp. sr. notes 10 1/8s, 2005                             10,036,000
    10,300,000   Centennial Cellular Corp. sr. notes 8 7/8s, 2001                              10,300,000
     1,000,000   Dial Call Communications, Inc. sr. disc. notes stepped-
                   coupon Ser. B, zero % (10 1/4s, 12/15/98), 2005 ++                             750,000
    13,505,000   Intercel, Inc. sr. disc. notes stepped-coupon zero %
                   (12s, 5/1/01), 2006 ++                                                       8,778,250
    56,000,000   Millicom International Cellular S.A. sr. disc. notes stepped-
                   coupon zero% (13 1/2s, 6/1/01), 2006
                   (Luxembourg) ++                                                             37,800,000
    29,000,000   NEXTEL Communications, Inc. sr. disc. notes stepped-
                   coupon zero % (9 3/4s, 2/15/99), 2004 ++                                    21,242,500
    74,750,000   NEXTEL Communications, Inc. sr. disc. notes stepped-
                   coupon zero % (11 1/2s, 9/1/98), 2003 ++                                    62,416,250
     9,300,000   Pricellular Wireless Corp. sr. notes 10 3/4s, 2004                             9,765,000
     7,065,000   Pricellular Wireless Corp. sr. disc. notes stepped-coupon
                   Ser. B, zero % (14s, 11/15/97), 2001 ++                                      7,100,325
     3,370,000   Pricellular Wireless Corp. sr. disc. notes stepped-coupon
                   zero % (12 1/4s, 10/1/98), 2003 ++                                           3,049,850
    15,000,000   Shared Technologies Cellular, Inc. company guaranty
                   stepped-coupon zero % (12 1/4s, 3/1/99), 2006 ++                            12,600,000
                                                                                           --------------
                                                                                              208,619,613

Chemicals (1.4%)
---------------------------------------------------------------------------------------------------------
     7,210,000   Acetex Corp. sr. notes 9 3/4s, 2003 (Canada)                                   7,282,100
     3,585,000   Freedom Chemicals, Inc. 144A sr. sub. notes 10 5/8s, 2006                      3,809,063
     3,100,000   Great Lakes Carbon Corp. sr. notes 10s, 2006                                   3,317,000
    15,475,000   Harris Chemical Corp. sr. sub. notes 10 3/4s, 2003                            16,287,438
     8,500,000   Harris Chemical Corp. sr. secd. disc. notes 10 1/4s, 2001                      8,988,750
     5,000,000   ISP Holdings, Inc. 144A sr. notes 9 3/4s, 2002                                 5,325,000
    10,525,000   Sterling Chemicals Holdings sr. disc. notes stepped-
                   coupon zero % (13 1/2s, 8/15/01), 2008 ++                                    6,893,875
    10,282,000   Union Carbide Global Enterprises sr. sub. Ser. B, 12s, 2005                   11,824,300
                                                                                           --------------
                                                                                               63,727,526

Computer Equipment (0.4%)
---------------------------------------------------------------------------------------------------------
    17,800,000   Computervision Corp. sr. sub. notes 11 3/8s, 1999                             18,512,000

Computer Services (0.4%)
---------------------------------------------------------------------------------------------------------
    16,040,000   Unisys Corp. sr. notes 11 3/4s, 2004                                          17,483,600

Conglomerates (0.2%)
---------------------------------------------------------------------------------------------------------
     2,190,000   Axia, Inc. sr. sub. notes Ser. B, 11s, 2001                                    2,233,800
     7,585,000   MacAndrews & Forbes Holdings, Inc. sub. deb.
                   notes 13s, 1999                                                              7,594,481
                                                                                           --------------
                                                                                                9,828,281

Consumer Durable Goods (0.4%)
---------------------------------------------------------------------------------------------------------
    11,775,000   Icon Fitness Corp. 144A sr. disc. notes stepped-coupon
                   zero % (14s, 11/15/01), 2006 ++                                              6,505,688
    11,870,000   Remington Products Co. sr. sub. notes Ser. B, 11s, 2006                       11,068,775
                                                                                           --------------
                                                                                               17,574,463

Consumer Products (0.1%)
---------------------------------------------------------------------------------------------------------
     4,000,000   Twin Laboratories, Inc. company guaranty 10 1/4s, 2006                         4,180,000

Consumer Services (0.5%)
---------------------------------------------------------------------------------------------------------
    19,890,000   Coinmach Corp. sr. notes Ser. B, 11 3/4s, 2005                                21,928,725

Cosmetics (0.9%)
---------------------------------------------------------------------------------------------------------
    45,525,000   Revlon Worldwide Corp. 144A sr. disc. notes zero %, 2001                      29,875,781
    13,845,000   Revlon Worldwide Corp. sr. disc. notes Ser. B, zero %, 1998                   12,979,688
                                                                                           --------------
                                                                                               42,855,469

Electric Utilities (5.1%)
---------------------------------------------------------------------------------------------------------
     4,525,000   AES China Generating Co. sr. notes 10 1/8s, 2006 (China)                       4,796,500
     5,000,000   BVPS II Funding Corp. secd. lease oblig. bonds 9s, 2017                        5,021,850
    10,500,000   Calpine Corp. sr. notes 10 1/2s, 2006                                         11,510,625
     4,600,000   Cleveland Electric Illuminating Co. 1st mtge.
                   Ser. B, 9 1/2s, 2005                                                         4,938,560
       650,000   Cleveland Electric Illuminating Co. 1st mtge.
                   Ser. E, 9s, 2023                                                               654,745
     5,000,000   CTC Mansfield Funding deb. 11 1/8s, 2016                                       5,295,500
     9,500,000   El Paso Electric Co. 1st mtge. Ser. D, 8.9s, 2006                              9,844,755
     7,000,000   El Paso Electric Co. 1st mtge. Ser. E, 9.4s, 2011                              7,533,820
     1,610,000   Empresa Distribuidora Norte 144A notes 9 3/4s, 2001
                   (Argentina)                                                                  1,686,475
    14,603,000   First PV Funding Corp. deb. Ser. 86A, 10.3s, 2014                             15,588,703
     3,059,000   First PV Funding Corp. deb. 10.15s, 2016                                       3,242,540
     2,930,000   Hidro Pierda Aguila 144A bonds 10 5/8s, 2001
                   (Argentina)                                                                  3,061,850
     7,100,000   Long Island Lighting Co. deb. 9s, 2022                                         7,494,902
     9,900,000   Long Island Lighting Co. deb. 8.9s, 2019                                      10,232,838
    55,075,000   Midland Funding Corp. deb. Ser. A, 11 3/4s, 2005                              62,008,943
    15,100,000   Midland Funding Corp. deb. Ser. B, 13 1/4s, 2006                              18,197,161
    10,000,000   Niagara Mohawk Power Corp. 1st mtge. 7 3/4s, 2006                              9,506,100
     3,000,000   Niagara Mohawk Power Corp. 1st mtge. 7 3/8s, 2003                              2,861,190
     8,435,000   Niagara Mohawk Power Corp. 1st mtge. 6 7/8s, 2001                              8,061,245
     7,250,000   Niagara Mohawk Power Corp. 1st mtge. 5 7/8s, 2002                              6,510,138
     1,000,000   Niagara Mohawk Power Corp. med. term notes 9.99s, 2004                         1,000,000
     1,500,000   Niagara Mohawk Power Corp. med. term notes 9.95s, 2000                         1,498,125
     3,111,000   North Atlantic Energy Corp. 1st mtge. Ser. A, 9.05s, 2002                      3,082,908
     4,288,812   Northeast Utilities System notes Ser. A, 8.58s, 2006                           4,093,329
    10,772,133   Northeast Utilities System notes Ser. B, 8.38s, 2005                          10,603,441
    12,000,000   Texas New-Mexico Power Utilities deb. 12 1/2s, 1999                           13,028,880
                                                                                           --------------
                                                                                              231,355,123

Electronics (1.5%)
---------------------------------------------------------------------------------------------------------
     4,830,000   Celestica International Ltd. 144A sr. sub. notes 10 1/2s,
                   2006 (India)                                                                 5,222,438
     5,732,411   Cirent Semiconductor sr. sub. notes 10.22s, 2002                               5,725,246
     5,755,935   Cirent Semiconductor 144A sr. sub. notes 10.14s, 2004                          5,748,741
     1,500,000   Health O Meter Products, Inc. sr. sub. notes 13s, 2002                         1,635,000
    49,500,000   International Semi-Tech. Corp. sr. secd. disc. notes
                   stepped-coupon zero % (11 1/2s, 8/15/00),
                   2003 (Canada) ++                                                            28,462,500
     5,450,000   Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                    5,722,500
     8,190,000   Motors and Gears, Inc. 144A sr. notes Ser. A, 10 3/4s, 2006                    8,517,600
     5,935,000   Tracor, Inc 144A sr. sub. notes 8 1/2s, 2007                                   5,949,838
                                                                                           --------------
                                                                                               66,983,863

Energy-Related (--%)
---------------------------------------------------------------------------------------------------------
     1,610,000   Calpine Corp. sr. notes 9 1/4s, 2004                                           1,662,325

Entertainment (1.1%)
---------------------------------------------------------------------------------------------------------
     8,625,000   Premier Parks, Inc. sr. notes Ser. A, 12s, 2003                                9,703,125
    10,810,000   Premier Parks, Inc. sr. notes 9 3/4s, 2007                                    11,323,475
    14,985,000   Six Flags Corp. sr. sub. notes stepped-coupon zero %
                   (12 1/4s, 6/15/98), 2005 ++                                                 14,835,150
     4,850,000   Time Warner, Inc. deb. 9.15s, 2023                                             5,319,626
     5,257,000   Time Warner, Inc. notes 8.18s, 2007                                            5,426,696
     5,257,000   Time Warner, Inc. notes 8.11s, 2006                                            5,419,652
         1,000   Time Warner, Inc. FRN 6.835s, 2000                                                 1,004
                                                                                           --------------
                                                                                               52,028,728

Environmental Control (0.2%)
---------------------------------------------------------------------------------------------------------
     8,220,000   Allied Waste Industries, Inc. 144A sr. sub. notes 10 1/4s,
                   2006                                                                         8,795,400

Food Chains (0.4%)
---------------------------------------------------------------------------------------------------------
     2,750,000   Southland Corp. 1st priority sr. sub. deb. 5s, 2003                            2,279,063
    16,500,000   Stater Brothers sr. notes 11s, 2001                                           18,026,250
                                                                                           --------------
                                                                                               20,305,313

Food and Beverages (2.0%)
---------------------------------------------------------------------------------------------------------
    10,520,000   Canandaigua Wine Co. 144A sr. sub. notes 8 3/4s, 2003                         10,625,200
     4,600,000   Chiquita Brands sr. notes 9 5/8s, 2004                                         4,738,000
    45,600,000   Del Monte Corp. notes 12 1/4s, 2002 [2 DBL. DAGGERS]                          45,144,000
     4,000,000   Doane Products Co. sr. notes 10 5/8s, 2006                                     4,280,000
    10,000,000   Mafco, Inc. sr. sub. notes 11 7/8s, 2002                                      10,750,000
     2,100,000   MBW Foods, Inc. 144A sr. sub. notes 9 7/8s, 2007                               2,136,750
    11,200,000   Specialty Foods Acquisition Corp. sr. sub. notes
                   11 1/4s, 2003                                                                9,520,000
     3,750,000   Specialty Foods Acquisition Corp. sr. notes Ser. B,
                   10 1/4s, 2001                                                                3,693,750
                                                                                           --------------
                                                                                               90,887,700

Health and Fitness (0.2%)
---------------------------------------------------------------------------------------------------------
    10,000,000   IHF Holdings, Inc. sr. disc. notes Ser. B, stepped-coupon
                   zero % (15s, 11/16/99), 2004 ++                                              8,400,000

Health Care (2.4%)
---------------------------------------------------------------------------------------------------------
     3,425,000   Genesis Health Ventures, Inc. sr. sub. notes 9 3/4s, 2005                      3,613,375
     3,635,000   Genesis Health Ventures, Inc. sr. sub. notes 9 1/4s, 2006                      3,707,700
    11,215,000   IMED Corp. sr. sub. notes 9 3/4s, 2006                                        11,635,563
     8,900,000   Integrated Health Services, Inc. sr. sub. notes 10 3/4s, 2004                  9,745,500
    16,150,000   Integrated Health Services, Inc. sr. sub. notes 9 5/8s, 2002                  16,917,125
    10,000,000   Merit Behavioral Care sr. sub. notes 11 1/2s, 2005                            11,000,000
    20,410,000   Paracelsus Healthcare Corp. sr. sub. notes 10s, 2006                          20,001,800
     5,400,000   Quorum Health Group, Inc. sr. sub. notes 8 3/4s, 2005                          5,589,000
    11,000,000   Tenet Healthcare Corp. sr. sub. notes 8 5/8s, 2007                            11,385,000
     6,350,000   Tenet Healthcare Corp. sr. notes 8 5/8s, 2003                                  6,683,375
    11,000,000   Tenet Healthcare Corp. sr. notes 8s, 2005                                     11,192,500
                                                                                           --------------
                                                                                              111,470,938

Hospital Management (--%)
---------------------------------------------------------------------------------------------------------
     1,000,000   Magellan Health Services, Inc. sr. sub. deb.
                   Ser. A, 11 1/4s, 2004                                                        1,110,000

Insurance and Finance (2.0%)
---------------------------------------------------------------------------------------------------------
     6,500,000   Aames Financial Corp. sr. notes 9 1/8s, 2003                                   6,500,000
     1,990,000   AIM Management Group sr. secd. notes 9s, 2003                                  2,139,250
     4,000,000   Colombia Holdings sr. notes 10s, 1999                                          4,040,000
     3,645,000   Colonial Capital Trust I 144A company guaranty
                   8.92s, 2027                                                                  3,689,423
    14,970,000   Contifinancial Corp. sr. notes 8 3/8s, 2003                                   15,419,100
     3,900,000   Dollar Financial Group Inc. 144A sr. notes 10 7/8s, 2006                       4,104,750
     3,985,000   Imperial Credit Industries, Inc. 144A sr. notes 9 7/8s, 2007                   4,064,700
     6,995,000   Investors Capital Trust I 144A company guaranty
                   9.77s, 2027                                                                  7,134,900
     6,900,000   Ocwen Federal Bank FSB sub. deb. 12s, 2005                                     7,641,750
     4,160,000   Ocwen Financial Corp. notes 11 7/8s, 2003                                      4,607,200
     7,185,000   Olympic Financial Ltd. sr. notes 13s, 2000                                     8,047,200
     4,285,000   Outsourcing Solutions, Inc. 144A sr. sub. notes 11s, 2006                      4,595,663
    15,600,000   Reliance Group Holdings, Inc. sr. sub. deb. 9 3/4s, 2003                      16,458,000
     3,000,000   SRI Receivables Purchase 144A notes 12 1/2s, 2000                              3,165,000
                                                                                           --------------
                                                                                               91,606,936

Lodging (0.8%)
---------------------------------------------------------------------------------------------------------
    14,250,000   Host Marriott Corp. sr. notes Ser. B, 9 1/2s, 2005                            14,998,125
    20,700,000   John Q Hammons Hotels, Inc. 1st mtge. 8 7/8s, 2004                            20,725,875
                                                                                           --------------
                                                                                               35,724,000

Media (0.7%)
---------------------------------------------------------------------------------------------------------
    30,705,000   Viacom International, Inc. sub. deb. 8s, 2006                                 30,321,188

Medical Supplies and Devices (0.6%)
---------------------------------------------------------------------------------------------------------
    11,600,000   Dade International, Inc. sr. sub. notes Ser. B, 11 1/8s, 2006                 12,702,000
    14,200,000   Interact Systems, Inc. 144A stepped-coupon zero %
                   (14s, 8/1/99), 2003 ++                                                       7,668,000
     8,500,000   Wright Medical Technology, Inc. sr. secd. notes Ser. B,
                   10 3/4s, 2000                                                                8,585,000
                                                                                           --------------
                                                                                               28,955,000

Metals and Mining (1.3%)
---------------------------------------------------------------------------------------------------------
     2,935,000   Acindar Industria Argentina de Aceros S.A. bonds
                   11 1/4s, 2004 (Argentina)                                                    3,045,063
     7,400,000   NL Industries, Inc. sr. notes 11 3/4s, 2003                                    8,047,500
     3,000,000   NL Industries, Inc. sr. notes stepped-coupon zero %
                   (13s, 10/15/98), 2005 ++                                                     2,745,000
    14,480,000   Renco Metals, Inc. sr. notes 11 1/2s, 2003                                    15,240,200
     6,215,000   Royal Oak Mines, Inc. company guaranty Ser. B, 11s,
                   2006 (Canada)                                                                6,401,450
    10,780,000   WCI Steel, Inc. 144A sr. notes 10s, 2004                                      11,319,000
    11,510,000   Weirton Steel Co. sr. notes 11 3/8s, 2004                                     11,970,400
                                                                                           --------------
                                                                                               58,768,613

Motion Picture Distribution (0.8%)
---------------------------------------------------------------------------------------------------------
     4,725,000   Act III Theatres, Inc. sr. sub. notes 11 7/8s, 2003                            5,173,875
    12,317,100   Cinemark Mexico USA notes Ser. B, 13s, 2003
                   (Mexico) [2 DBL. DAGGERS]                                                   11,947,587
       902,000   Cinemark Mexico USA notes Ser. D, 13s, 2003
                   (Mexico) [2 DBL. DAGGERS]                                                      874,940
    13,545,000   Cinemark USA, Inc. notes 9 5/8s, 2008                                         13,951,350
     5,250,000   Cobb Theatres LLC company guaranty 10 5/8s, 2003                               5,565,000
                                                                                           --------------
                                                                                               37,512,752

Office Supplies (0.3%)
---------------------------------------------------------------------------------------------------------
    11,000,000   United Stationer Supply, Inc. sr. sub. notes 12 3/4s, 2005                    12,430,000

Oil and Gas (4.6%)
---------------------------------------------------------------------------------------------------------
     6,240,000   Abraxas Petroleum Corp. 144A sr. notes 11 1/2s, 2004                           6,778,200
     7,675,000   Benton Oil & Gas Co. sr. notes 11 5/8s, 2003                                   8,596,000
     8,500,000   Chesapeake Energy Corp. sr. notes 9 1/8s, 2006                                 8,925,000
     3,715,000   CIA Naviera Perez Companc S.A. 144A bonds 9s,
                   2004 (Argentina)                                                             3,715,000
     5,980,000   Cliffs Drilling Co. company guaranty Ser. B, 10 1/4s,
                 2003                                                                           6,421,025
     2,300,000   Costilla Energy, Inc. sr. notes 10 1/4s, 2006                                  2,438,000
    10,315,000   Flores & Rucks, Inc. sr. notes 13 1/2s, 2004                                  12,326,425
     9,065,000   Flores & Rucks, Inc. sr. sub. notes 9 3/4s, 2006                               9,767,538
     4,340,000   Forcenergy, Inc. sr. sub. notes 9 1/2s, 2006                                   4,622,100
     3,895,000   Forcenergy, Inc. 144A sr. sub. notes 8 1/2s, 2007                              3,856,050
     5,980,000   Gerrity Oil & Gas Corp. sr. sub. notes 11 3/4s, 2004                           6,533,150
     5,000,000   Gulf Canada Resources Ltd. sr. sub. notes 9 5/8s, 2005
                   (Canada)                                                                     5,437,500
     2,000,000   Gulf Canada Resources, Ltd. sr. sub. deb. 9 1/4s, 2004
                   (Canada)                                                                     2,135,000
     5,890,000   Kelley Oil & Gas Corp. sr. sub. notes Ser. B, 10 3/8s, 2006                    6,258,125
     5,150,000   Maxus Energy Corp. med. term notes 10.83s, 2004                                5,665,000
    10,695,000   Maxus Energy Corp. notes 9 3/8s, 2003                                         11,256,488
     6,950,000   Noble Drilling Corp. sr. notes 9 1/8s, 2006                                    7,618,938
     6,625,000   Parker Drilling Corp. sr. notes Ser. B, 9 3/4s, 2006                           7,055,625
     3,415,000   Texas Petrochemical Corp. sr. sub. notes 11 1/8s, 2006                         3,662,588
    10,900,000   Transamerican Refining Corp. variable coupon 1st mtge.
                   zero % (18 1/2s, 2/15/98), 2002 ++                                          10,082,500
    14,300,000   Transamerican Refining Corp. variable coupon 2nd mtge.
                   16 1/2s, (16s, 8/15/98), 2002 ++                                            15,444,000
    27,880,000   TransTexas Gas Corp. sr. disc. notes stepped-coupon
                   zero % (13 1/4s, 12/16/01), 2003 ++                                         17,564,400
    39,550,000   TransTexas Gas Corp. sr. secd. notes 11 1/2s, 2002                            43,851,063
                                                                                           --------------
                                                                                              210,009,715

Packaging and Containers (2.2%)
---------------------------------------------------------------------------------------------------------
     3,470,000   Amtrol, Inc. sr. sub. notes 10 5/8s, 2006                                      3,643,500
     6,750,000   Four M Corp. sr. notes Ser. B, 12s, 2006                                       7,222,500
    25,968,000   Ivex Packaging Corp. sr. sub. notes 12 1/2s, 2002                             28,305,120
     4,980,000   Printpack, Inc. sr. notes Ser. B, 9 7/8s, 2004                                 5,229,000
     3,735,000   Radnor Holdings Corp. 144A sr. notes 10s, 2003                                 3,865,725
    35,100,000   Riverwood International Corp. company guaranty
                   10 7/8s, 2008                                                               30,098,250
     1,900,000   Riverwood International Corp. company guaranty
                   10 1/4s, 2006                                                                1,824,000
    19,311,074   Riverwood International Corp. bank loan 7.88s, 2003                           18,538,632
     3,980,000   US Can Corp. 144A sr. sub. notes 10 1/8s, 2006                                 4,258,600
                                                                                           --------------
                                                                                              102,985,327

Paging (1.5%)
---------------------------------------------------------------------------------------------------------
    17,000,000   Arch Communications Group sr. disc. notes stepped-
                   coupon zero % (10 7/8s, 3/15/01), 2008 ++                                    8,500,000
    20,825,000   Mobile Telecommunications Tech. sr. notes 13 1/2s, 2002                       20,460,563
    10,000,000   Pagemart Nationwide, Inc. sr. disc. notes stepped-
                   coupon zero % (15s, 2/1/00), 2005 ++                                         7,000,000
    15,700,000   Pagemart, Inc. sr. disc. notes stepped-coupon zero %
                   (12 1/4s, 11/1/98), 2003 ++                                                 12,854,375
    10,000,000   Paging Network, Inc. sr. sub. notes 10 1/8s, 2007                              9,900,000
     2,410,000   Paging Network, Inc. sr. sub. notes 10s, 2008                                  2,410,000
     7,329,000   Pronet, Inc. sr. sub. notes 11 7/8s, 2005                                      7,035,840
                                                                                           --------------
                                                                                               68,160,778

Paper and Forest Products (3.5%)
---------------------------------------------------------------------------------------------------------
    23,500,000   APP International Finance Co. notes 11 3/4s, 2005
                   (Netherlands)                                                               25,908,750
     5,650,000   Buckeye Cellulose Corp. sr. sub. notes 9 1/4s, 2008                            5,932,500
     3,000,000   Container Corp. of America sr. notes Ser. A, 11 1/4s,
                   2004                                                                         3,300,000
    11,870,000   Domtar, Inc. deb. 9 1/2s, 2016 (Canada)                                       13,057,000
     3,840,000   Domtar, Inc. notes deb. 8 3/4s, 2006 (Canada)                                  4,070,400
    12,130,000   Florida Coast Paper LLC 1st mtge. Ser. B, 12 3/4s, 2003                       13,100,400
    29,660,000   Gaylord Container Corp. sr. sub. disc. deb. 12 3/4s,
                 2005                                                                          32,848,450
     6,125,000   Rainy River Forest Products sr. notes 10 3/4s, 2001
                   (Canada)                                                                     6,737,500
    28,100,000   Repap New Brunswick sr. notes 10 5/8s, 2005
                   (Canada)                                                                    28,240,500
     6,650,000   Stone Container Corp. sr. notes 11 7/8s, 2016                                  6,965,875
    17,300,000   Stone Container Corp. sr. notes 11 1/2s, 2004                                 18,078,500
     2,550,000   Stone Container Corp. sr. notes 10 1/4s, 2000                                  2,734,875
                                                                                           --------------
                                                                                              160,974,750

Publishing (0.3%)
---------------------------------------------------------------------------------------------------------
    10,300,000   American Media Operation, Inc. sr. sub. notes
                   11 5/8s, 2004                                                               11,330,000
     3,090,000   Sun Media Corp. 144A sr. sub. notes 9 1/2s, 2007
                   (Canada)                                                                     3,182,700
                                                                                           --------------
                                                                                               14,512,700

Real Estate Investment Trusts (REITs) (0.1%)
---------------------------------------------------------------------------------------------------------
     6,000,000   Tanger Properties L.P. gtd. notes 8 3/4s, 2001                                 6,139,200

Recreation (5.2%)
---------------------------------------------------------------------------------------------------------
     4,030,000   Alliance Gaming Corp. sr. notes 12 7/8s, 2003                                  4,433,000
    23,425,000   Argosy Gaming Co. 1st mtge. 13 1/4s, 2004                                     20,555,438
     9,470,000   Arizona Charlies Corp. 1st mtge. Ser. B, 12s, 2000                             6,629,000
     1,350,000   Aztar Corp. sr. sub. notes 13 3/4s, 2004                                       1,532,250
     2,120,000   Capitol Queen Corp. 1st mtge. notes Ser. B, 12s, 2000
                   (In default) +                                                               1,590,000
    23,175,000   Casino America, Inc. sr. notes 12 1/2s, 2003                                  23,754,375
     7,300,000   Casino Magic Corp. 144A 1st mtge. 13s, 2003                                    7,300,000
    16,700,000   Coast Hotels & Casinos, Inc. company guaranty
                   Ser. B, 13s, 2002                                                           18,871,000
     5,290,000   Colorado Gaming & Entertainment Co. sr. notes 12s, 2003                        5,078,400
     3,950,000   Empress River Casino sr. notes 10 3/4s, 2002                                   4,236,375
    20,350,000   Grand Casinos, Inc. 1st mtge. 10 1/8s, 2003                                   20,960,500
       600,000   Grate Bay Property Funding Corp. 1st mtge. 10 7/8s, 2004                         486,000
     4,660,000   Harveys Casino Resorts sr. sub. notes 10 5/8s, 2006                            5,056,100
    18,050,000   Hollywood Casino Corp. sr. notes 12 3/4s, 2003                                18,230,500
    14,505,000   Lady Luck Gaming Corp. 1st mtge. 11 7/8s, 2001                                13,924,800
       194,000   Louisiana Casino Cruises Corp. 1st mtge. 11 1/2s, 1998                           195,940
     7,350,000   Mohegan Tribal Gaming sr. notes, Ser. B, 13 1/2s, 2002                         9,757,125
    12,400,000   Players International, Inc. sr. notes 10 7/8s, 2005                           13,020,000
     9,300,000   PRT Funding Corp. sr. notes 11 5/8s, 2004                                      6,603,000
     5,280,000   Showboat Marina Casino 1st mtge. Ser. B, 13 1/2s, 2003                         6,045,600
    29,930,000   Trump A.C. 1st mtge. 11 1/4s, 2006                                            28,882,450
    14,931,000   Trump Castle Funding Corp. notes 11 1/2s, 2000                                15,080,310
     4,100,000   Trump Holdings & Funding Corp. sr. notes 15 1/2s, 2005                         4,694,500
                                                                                           --------------
                                                                                              236,916,663

Restaurants (0.3%)
---------------------------------------------------------------------------------------------------------
     2,990,000   AmeriKing, Inc. sr. notes 10 3/4s, 2006                                        3,139,500
     8,000,000   FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                            8,480,000
                                                                                           --------------
                                                                                               11,619,500

Retail (2.7%)
---------------------------------------------------------------------------------------------------------
    12,035,000   Brylane (L.P.) sr. sub. notes 10s, 2003                                       12,606,663
     3,000,000   Ethan Allen Interiors, Inc. sr. notes 8 3/4s, 2001                             3,120,000
    10,400,000   Finlay Enterprises, Inc. sr. disc. deb. stepped-coupon
                   zero % (12s, 5/1/98), 2005 ++                                                9,620,000
     4,180,000   Finlay Enterprises, Inc. sr. notes 10 5/8s, 2003                               4,409,900
     4,495,000   Guitar Center Management Co. 144A sr. notes 11s, 2006                          4,922,025
     1,125,000   Kmart Corp. deb. 8 3/8s, 2022                                                    978,750
    16,600,000   Kmart Corp. deb. 7 3/4s, 2012                                                 14,608,000
     2,000,000   Kmart Corp. med. term notes 9s, 2020                                           1,853,240
       700,000   Kmart Corp. med. term notes 8.85s, 2011                                          661,682
     5,000,000   Kmart Corp. med. term notes 8.13s, 2003                                        4,734,100
     1,000,000   Kmart Corp. med. term notes 8s, 2001                                             959,800
       500,000   Kmart Corp. med. term notes 7.96s, 1999                                          491,540
     3,000,000   Kmart Corp. med. term notes 7.82s, 2002                                        2,856,630
     2,000,000   Kmart Corp. med. term notes 7.77s, 2002                                        1,910,000
       400,000   Kmart Corp. med. term notes 7.74s, 2002                                          382,000
     1,425,000   Kmart Corp. med. term notes 7.72s, 2002                                        1,382,250
     2,000,000   Kmart Corp. med. term notes 7.47s, 2002                                        1,862,520
     1,000,000   Kmart Corp. med. term notes 7 3/8s, 2000                                         959,870
     2,000,000   Kmart Corp. med. term notes 7.17s, 2000                                        1,906,040
     1,200,000   Kmart Corp. med. term notes 7.01s, 2000                                        1,137,696
     1,000,000   Kmart Corp. med. term notes 6.88s, 1999                                          963,330
     1,000,000   Kmart Corp. med. term notes 6.78s, 1999                                          960,750
     5,000,000   Kmart Corp. notes 8 1/8s, 2006                                                 4,850,000
    10,000,000   Loehmanns, Inc. sr. notes 11 7/8s, 2003                                       10,950,000
     8,945,000   Mothers Work, Inc. sr. notes 12 5/8s, 2005                                     9,481,700
     9,270,000   Phar-Mor, Inc. sr. notes 11.72s, 2002                                          9,895,725
     6,125,000   Shopko Stores, Inc. sr. notes 8 1/2s, 2002                                     5,968,139
     7,840,000   Specialty Retailers, Inc. sr. sub. notes 11s, 2003                             8,153,600
                                                                                           --------------
                                                                                              122,585,950

Shipping (0.2%)
---------------------------------------------------------------------------------------------------------
     3,810,000   Newport News Shipbuilding 144A sr. notes 8 5/8s, 2006                          3,924,300
     3,725,000   Transport Maritima Mexicana S.A. de CV sr. notes 10s,
                   2006 (Mexico)                                                                3,743,625
                                                                                           --------------
                                                                                                7,667,925

Specialty Consumer Products (0.4%)
---------------------------------------------------------------------------------------------------------
     5,985,000   Genesco, Inc. sr. notes 10 3/8s, 2003                                          6,164,550
     1,500,000   Herff Jones, Inc. sr. sub. notes 11s, 2005                                     1,627,500
    12,665,000   Sassco Fashions Ltd. 144A notes 12 3/4s, 1999                                 12,665,000
                                                                                           --------------
                                                                                               20,457,050

Steel (0.4%)
---------------------------------------------------------------------------------------------------------
     7,340,000   AK Steel Corp. 144A sr. notes 9 1/8s, 2006                                     7,615,250
     5,000,000   Ispat Mexicana, S.A. deb. 10 3/8s, 2001 (Mexico)                               5,075,000
     5,000,000   Ispat Mexicana, S.A. 144A deb. 10 3/8s, 2001 (Mexico)                          5,075,000
                                                                                           --------------
                                                                                               17,765,250

Supermarkets (0.7%)
---------------------------------------------------------------------------------------------------------
     4,000,000   Eagle Food Centers, Inc. sr. notes 8 5/8s, 2000                                3,890,000
     3,000,000   Ralphs Grocery Co. company guaranty 10.45s, 2004                               3,213,750
    10,000,000   Ralphs Grocery Co. sr. notes 10.45s, 2004                                     10,650,000
     8,000,000   Ralphs Grocery Co. sr. sub. notes 11s, 2005                                    8,520,000
     4,370,000   Supermercados Norte 144A bonds 10 7/8s, 2004
                   (Argentina)                                                                  4,419,163
                                                                                           --------------
                                                                                               30,692,913

Telecommunications (8.7%)
---------------------------------------------------------------------------------------------------------
    22,000,000   American Communication Services, Inc. sr. disc. notes
                   stepped-coupon zero % (12 3/4s, 4/1/01), 2006 ++                            13,530,000
    11,675,000   Brooks Fiber Properties, Inc. sr. disc. notes stepped-
                   coupon zero % (11 7/8s, 11/01/01), 2006 ++                                   7,559,563
    17,685,000   Brooks Fiber Properties, Inc. sr. disc. notes stepped-
                   coupon zero % (10 7/8s, 3/1/01), 2006 ++                                    11,981,588
    32,345,000   CellNet Data Systems, Inc. sr. disc. notes stepped-
                   coupon Ser. B, zero % (13s, 6/15/00), 2005 ++                               22,964,950
    16,370,000   Charter Communications International, Inc. disc. notes
                   stepped-coupon Ser. B, zero % (14s, 3/15/01), 2007 ++                       10,640,500
     8,500,000   Charter Communications International, Inc. sr. notes
                   Ser. B, 11 1/4s, 2006                                                        9,222,500
     9,150,000   Dobson Communications Corp. 144A sr. notes 11 3/4s,
                   2007                                                                         9,310,125
     4,815,000   Frontiervision Operating Partners L.P.  sr. sub. notes 11s,
                   2006                                                                         5,007,600
    31,200,000   GST Telecommunications, Inc. company guaranty
                   stepped-coupon zero % (13 7/8s, 12/15/00), 2005 ++                          20,124,000
    15,955,000   Hyperion Telecommunication Corp. sr. disc. notes
                   stepped-coupon Ser. B, zero % (13s, 4/15/01), 2003 ++                        9,373,563
    77,480,000   ICG Holdings, Inc. sr. disc. notes stepped-coupon zero %
                   (13 1/2s, 9/15/00), 2005 ++                                                 57,528,900
    45,000,000   Intelcom Group (USA), Inc. company guaranty stepped-
                   coupon zero % (12 1/2s, 5/1/01), 2006 ++                                    30,150,000
    16,500,000   Intermedia Communications, Inc. sr. disc. notes stepped-
                   coupon zero % (12 1/2s, 5/15/01), 2006 ++                                   11,385,000
    15,924,000   Intermedia Communications, Inc. sr. notes Ser. B,
                   13 1/2s, 2005                                                               18,312,600
    68,155,000   International Cabletel, Inc. sr. notes stepped-coupon
                   Ser. B, zero % (11 1/2s, 2/01/01), 2006 ++                                  45,663,850
     8,510,000   International Cabletel, Inc. 144A sr. notes 10s, 2007                          8,552,550
    17,000,000   MFS Communications sr. disc. notes stepped-coupon
                   zero % (8 7/8s, 1/1/01), 2006 ++                                            12,962,500
    15,125,000   Metrocall, Inc. sr. sub. notes 10 3/8s, 2007                                  13,574,688
     5,945,000   Net Sat Servicos Ltd. 144A sr. sub. notes 12 3/4s,
                   2004 (Brazil)                                                                6,494,913
    12,860,000   Orbcomm Global Capital Corp. sr. notes Ser. B, 14s,
                   2004                                                                        13,824,500
    76,220,000   Teleport Communications Group Inc. sr. disc. notes
                   stepped-coupon zero % (11 1/8s, 7/1/01), 2007 ++                            53,735,100
     6,368,000   Winstar Communications, Inc. 144A sr. disc. notes
                   stepped-coupon zero % (14s, 10/15/00), 2005 ++                               4,139,200
                                                                                           --------------
                                                                                              396,038,190

Telephone Services (1.7%)
---------------------------------------------------------------------------------------------------------
     4,500,000   American Communications Services, Inc. sr. disc. notes
                   stepped-coupon zero % (13s, 11/1/00), 2005 ++                                2,970,000
    15,595,000   Call-Net Enterprises sr. disc. notes stepped-coupon
                   zero % (13 1/4s, 12/1/99), 2004 ++                                          13,294,738
     6,450,000   Celcaribe S.A. sr. notes stepped-coupon zero %
                   (13 1/2s, 3/15/98), 2004 ++                                                  5,756,625
     8,180,000   Fonorola, Inc. sr. notes 12 1/2s, 2002 (Canada)                                9,161,600
    13,375,000   Globo Communicacoes 144A company guaranty
                   10 1/2s, 2006 (Brazil)                                                      13,709,375
    14,800,000   McLeod, Inc. 144A sr. disc. notes stepped-coupon
                   zero % (10 1/2s, 3/1/02), 2007 ++                                            8,917,000
    22,500,000   Nextlink Communications, Inc. sr. notes 12 1/2s, 2006                         24,468,750
                                                                                           --------------
                                                                                               78,278,088

Textiles (0.8%)
---------------------------------------------------------------------------------------------------------
    12,000,000   Foamex (L.P.) Capital Corp. sr. sub. deb. 11 7/8s, 2004                       12,900,000
     4,000,000   Foamex (L.P.) Capital Corp. sr. notes 9 1/2s, 2000                             4,060,000
     5,000,000   Polysindo Inernational Eka company guaranty 13s,
                   2001 (Indonesia)                                                             5,637,500
    13,030,000   Polysindo International Finance company guaranty
                   11 3/8s, 2006 (Indonesia)                                                   14,235,275
                                                                                           --------------
                                                                                               36,832,775

Wireless Communications (0.6%)
---------------------------------------------------------------------------------------------------------
     2,629,382   Direct Satellite, Inc. 144A sr. notes 8 1/4s, 2001                             2,629,382
     2,982,003   Echostar I 144A sr. notes 8 1/4s, 2001                                         2,982,003
     7,470,000   International Wireless Communications, Inc. sr. disc.
                   notes zero %, 2001                                                           4,444,650
     6,640,000   Omnipoint Corp. sr. notes 11 5/8s, 2006                                        6,573,600
    12,175,000   Omnipoint Corp. 144A sr. notes Ser. A, 11 5/8s, 2006                          12,205,416
                                                                                           --------------
                                                                                               28,835,051
                                                                                           --------------
                 Total Corporate Bonds and Notes (cost $3,657,749,618)                     $3,794,772,966

PREFERRED STOCKS (5.0%) *
NUMBER OF SHARES                                                                                    VALUE
Automotive Parts (--%)
---------------------------------------------------------------------------------------------------------
       170,000   Harvard Industries, Inc. $3.56 pfd. [2 DBL. DAGGERS]                      $    1,190,000

Banks (1.2%)
---------------------------------------------------------------------------------------------------------
       170,000   California Federal Bancorp, Inc. Ser. B, $11.50 pfd.                          19,422,500
       112,000   California Federal Bancorp, Inc. Ser. B, $10.625 exch. pfd.                   12,460,000
       324,000   California Federal Bancorp, Inc. Ser. A, $2.28 pfd.                            8,221,500
       265,025   Chevy Chase Capital Corp. Ser. A, $5.188 pfd.                                 14,112,581
                                                                                           --------------
                                                                                               54,216,581

Broadcasting (0.7%)
---------------------------------------------------------------------------------------------------------
        26,800   American Radio Systems Corp. 144A $11.375 pfd. [2 DBL. DAGGERS]                2,773,800
        91,600   Chancellor Radio Broadcasting 144A $12.00 pfd. +                               9,434,800
       182,500   SFX Broadcasting, Inc. Ser. E, $12.625 pfd. [2 DBL. DAGGERS]                  18,797,500
                                                                                           --------------
                                                                                               31,006,100

Cable Television (0.9%)
---------------------------------------------------------------------------------------------------------
       472,308   Cablevision Systems Ser. M, $11.125 dep. shs. pfd. [2 DBL. DAGGERS]           43,452,336

Electric Utilities (0.3%)
---------------------------------------------------------------------------------------------------------
       102,746   El Paso Electric Co. $11.40 pfd. [2 DBL. DAGGERS]                             11,456,179
        70,600   Public Service Co. of New Hampshire $2.65 1st mtge. pfd.                       1,765,000
                                                                                           --------------
                                                                                               13,221,179

Entertainment (1.0%)
---------------------------------------------------------------------------------------------------------
        43,281   Time Warner, Inc. Ser. M, $10.25 pfd. [2 DBL. DAGGERS]                        48,041,910

Motion Picture Distribution (-%)
---------------------------------------------------------------------------------------------------------
       196,000   Diva Systems Corp. Ser. C, $6.00 pfd.                                          1,715,000

Paper Products (0.2%)
---------------------------------------------------------------------------------------------------------
       205,000   SDW Holdings Corp. Ser. B, $3.50 pfd. +                                        7,790,000

Publishing (0.2%)
---------------------------------------------------------------------------------------------------------
        81,048   K-III Communications Ser. B, $11.625 pfd. [2 DBL. DAGGERS]                     8,266,896

Recreation (0.2%)
---------------------------------------------------------------------------------------------------------
       105,856   Alliance Gaming Corp. Ser. B, $15.00 pfd. [2 DBL. DAGGERS]                    10,797,312

Restaurants (0.1%)
---------------------------------------------------------------------------------------------------------
       120,000   AmeriKing, Inc. $3.25 pfd. [2 DBL. DAGGERS]                                    3,240,000

Retail (0.1%)
---------------------------------------------------------------------------------------------------------
         7,407   Duane Reade Corp. $11.625 pfd.                                                     1,852
        24,000   Jitney-Jungle Stores 144A $4.95 Ser. A, sr. exchange pfd.                      3,121,440
                                                                                           --------------
                                                                                                3,123,292

Telecommunication Equipment (0.1%)
---------------------------------------------------------------------------------------------------------
         4,740   International CableTel, Inc. 144A $13.00 pfd. [2 DBL. DAGGERS]                 4,740,000
                                                                                           --------------
                 Total Preferred Stocks  (cost $223,665,184)                                $ 230,800,606

BRADY BONDS (3.6%) *
PRINCIPAL AMOUNT                                                                                    VALUE
---------------------------------------------------------------------------------------------------------
   $61,444,040   Argentina (Republic of) FRB Ser. L, 6.625s, 2005                          $   55,530,051
    37,779,193   Brazil (Republic of) FRB 4s, 2014 +++                                         29,940,010
    26,245,000   Brazil (Republic of) FRB Ser. L, 6.563s, 2012                                 21,225,644
    11,118,000   Ecuador (Government of) bonds stepped-coupon 3.5s,
                   (4s, 2/28/99), 2025 ++                                                       7,671,420
    52,894,000   United Mexican States deb. Ser. B, 6 1/4s, 2019                               40,265,558
     9,500,000   Venezuela (Government of) FRB Ser. B, 6.438s, 2007                             8,621,250
                                                                                           --------------
                 Total Brady Bonds  (cost $169,685,949)                                     $ 163,253,933

UNITS (2.7%) *
NUMBER OF UNITS                                                                                     VALUE
---------------------------------------------------------------------------------------------------------
         6,855   Advanced Radio Telecommunications units 14s, 2007                          $   8,226,000
        18,260   Australis Media, Ltd. units stepped-coupon zero %
                   (15 3/4s, 5/15/00), 2003 (Australia) ++                                     10,408,200
         8,595   Colt Telecommunications Group PLC units stepped-
                   coupon zero % (12s, 12/15/01), 2006
                   (United Kingdom) ++                                                          5,543,775
         4,650   Diva Systems Corp. 144A units stepped-coupon
                   zero % (13s, 5/15/01), 2006 ++                                               2,743,500
         8,200   Esat Holdings Ltd. 144A units stepped-coupon zero %
                   (12 1/2s, 2/1/02), 2007 ++                                                   4,838,000
        14,425   Fitzgerald Gaming Co. units 13s, 2002                                         11,540,000
        11,120   Fresenius Medical Care AG units zero %, 2006
                   (Germany)                                                                   11,453,600
        10,610   Globalstar L.P. Capital units 11 3/8s, 2004                                   11,140,500
         2,000   Health-O-Meter Product units 13s, 2002                                         2,190,000
         2,400   Intercel, Inc. units stepped-coupon zero % (12s, 2/1/01),
                   2006 ++                                                                     16,380,000
       200,625   Nextlink Communications 144A pfd. units stepped-
                   coupon zero % (14s, 2/1/02), 2009 [2 DBL. DAGGERS]++                        10,031,250
         6,165   Real Time Data 144A units stepped-coupon zero %
                   (13 1/2s, 8/15/01), 2006 ++                                                  3,421,575
        15,400   RSL Communications, Ltd. 144A units 12 1/4s, 2006                             16,016,000
        23,840   Wireless One, Inc. units stepped-coupon zero %
                   (13 1/2s, 8/1/01), 2006 ++                                                   9,536,000
                                                                                           --------------
                 Total Units (cost $121,519,720)                                           $  123,468,400

COMMON STOCKS (1.9%) *
NUMBER OF SHARES                                                                                    VALUE
---------------------------------------------------------------------------------------------------------
         3,000   AmeriKing, Inc. +                                                         $      150,000
         6,570   Axia Holding Corp. 144A +                                                        331,785
       100,000   BE Aerospace, Inc. +                                                           2,425,000
       400,000   Casino America, Inc. +                                                         1,225,000
       100,000   Clearnet Communications, Inc. Class A (Canada) +                               1,100,000
        83,000   Colorado Gaming & Entertainment Co. +                                            249,000
       869,719   Computervision Corp. +                                                         5,109,599
        66,667   Duane Reade Corp. +                                                               16,667
       755,000   Exide Corp.                                                                   14,816,875
         8,866   Finlay Enterprises, Inc.                                                         126,341
     1,688,770   Grand Union Co. +                                                              6,227,339
     1,250,000   NEXTEL Communications, Inc. Class A +                                         17,812,500
       125,000   Owens-Illinois, Inc. +                                                         3,015,625
           293   Pegasus Communications Corp. +                                                     3,447
        11,048   PMI Holdings Corp. 144A +                                                      2,762,000
         8,407   Premium Holdings (L.P.) 144A +                                                    42,035
     1,185,708   PSF Holdings LLC Class A +                                                    29,642,700
       236,025   Specialty Foods Acquisition Corp. +                                               59,006
        97,660   Terex Corp. Rights expiration date 5/15/02 +                                     292,980
         5,000   Triangle Pacific Corp. +                                                         141,250
       100,000   UCC Investors Holding, Inc. (acquired 3/28/94,
                   cost $1,400,000)[DBL. DAGGER]                                                1,700,000
                                                                                           --------------
                 Total Common Stocks (cost $188,095,356)                                   $   87,249,149

CONVERTIBLE BONDS AND NOTES (1.7%) *
PRINCIPAL AMOUNT                                                                                    VALUE
---------------------------------------------------------------------------------------------------------
  $  5,000,000   Argosy Gaming cv. sub. notes 12s, 2001                                    $    3,350,000
    28,500,000   Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                17,028,750
     3,900,000   GST Telecommunications, Inc. cv. sr. disc. notes stepped-
                   coupon zero % (13 7/8s, 12/15/00), 2005 ++                                   3,256,500
    11,350,000   Integrated Device Technology, Inc. cv. sub. notes 5 1/2s,
                   2002                                                                         9,236,063
     4,220,000   National Semiconductor Corp. cv. deb. 6 1/2s, 2002                             4,188,350
    10,000,000   NovaCare, Inc. cv. sub. deb. 5 1/2s, 2000                                      9,137,500
    27,771,000   Pricellular Wireless Corp. 144A cv. sub. notes stepped-
                   coupon zero % (10 3/4s, 8/15/00), 2004 ++                                   23,605,350
     1,800,000   Protection One, Inc. cv. sr. sub. notes 6 3/4s, 2003                           1,676,250
    12,299,000   Winstar Communications. Inc. cv sr. disc. notes zero %,
                   2005                                                                         8,609,300
                                                                                           --------------
                 Total Convertible Bonds and Notes (cost $74,386,060)                      $   80,088,063

FOREIGN GOVERNMENT BONDS AND NOTES (1.2%) *
PRINCIPAL AMOUNT                                                                                    VALUE
---------------------------------------------------------------------------------------------------------
USD  3,645,000   Morocco (Government of) FRB Ser. A, 6 3/8s,
                   2009                                                                    $    3,207,600
USD 68,219,000   Bank of Foreign Economic Affairs of Russia
                   (Vnesheconombank) principal loan 144A
                   8s, 2020 ##+++                                                              41,101,948
ZAR 54,970,000   South Africa (Republic of) bonds Ser. 153,
                   13s, 2010                                                                   10,781,562
                                                                                           --------------
                 Total Foreign Government Bonds and Notes
                   (cost $44,064,472)                                                      $   55,091,110

WARRANTS (0.2%)* +
NUMBER OF WARRANTS                                                        EXPIRATION DATE           VALUE
---------------------------------------------------------------------------------------------------------
       265,000   Becker Gaming Corp. 144A                                        11/15/00  $       66,250
       136,500   Capital Gaming International, Inc.                               2/01/99           5,460
       129,380   Cellnet Data Systems                                             6/15/05       2,264,150
        17,000   County Seat Holdings, Inc.                                      10/15/98             340
        71,220   Heartland Wireless Communications, Inc. 144A                     4/15/00             712
        15,955   Hyperion Telecommunications 144A                                 4/15/01         354,999
       251,394   Intelcom Group                                                   9/15/05       3,519,516
        14,200   Interact Systems, Inc.                                           8/01/03           3,550
        15,924   Intermedia Communications 144A                                   6/01/00         318,480
         7,470   International Wireless Communications
                   Holdings                                                       8/15/01              75
        72,220   Pagemart, Inc. 144A                                             12/31/03         577,760
        46,097   Petracom Holdings, Inc.                                          8/01/05         328,441
        44,150   President Riverboat Casinos, Inc.                                9/30/99          22,075
         6,375   Sterling Chemicals Holdings                                      8/15/08         223,125
           222   Telemedia Broadcasting Corp. 144A                                4/01/04         166,775
       616,155   Transamerican Refining                                           2/15/02       1,232,310
        23,250   Wireless One, Inc.                                              10/19/00          17,438
           403   Wright Medical Technology, Inc. 144A                             6/30/03          52,359
                                                                                           --------------
                 Total Warrants (cost $11,000,278)                                         $    9,153,815

SHORT-TERM INVESTMENTS (0.7%) *
PRINCIPAL AMOUNT                                                                                    VALUE
---------------------------------------------------------------------------------------------------------
   $20,000,000   Merrill Lynch & Co., Inc. effective yield of 5.27%,
                   March 3, 1997                                                              $19,994,144
    12,864,000   Interest in $579,653,000 joint repurchase agreement
                   dated February 28, 1997 with UBS Securities due
                   March 3, 1997 with respect to various U.S. Treasury
                   obligations -- maturity value of $12,869,757
                   for an effective yield of 5.37%                                             12,865,919
                                                                                           --------------
                 Total Short-Term Investments (cost $32,860,063)                           $   32,860,063
---------------------------------------------------------------------------------------------------------
                 Total Investments (cost $4,523,026,700) ***                               $4,576,738,105
---------------------------------------------------------------------------------------------------------

  *  Percentages indicated are based on net assets of $4,577,422,984.

*** The aggregate identified cost on a tax basis is $4,533,636,019, resulting in gross unrealized appreciation and depreciation of $337,581,129 and $294,479,043, respectively, or net unrealized appreciation of $43,102,086.

  +  Non-income-producing security.

 ++ The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

+++ A portion of the income will be received in additional securities.

[DBL. DAGGER] Restricted, excluding 144A securities, as to public resale. The total market value of the restricted security held at February 28, 1997 was $1,700,000 or less than 0.1% of net assets.

[2 DBL. DAGGERS] Income may be received in cash or additional securities at the discretion of the issuer.

 ##  When-issued securities (Note 1).

     144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

     The rate shown on Floating Rate Bonds (FRBs) and Floating Rate
     Notes (FRNs) are the current interest rates shown at February 28, 1997, which are subject to change based on the terms of the security.

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
February 28, 1997 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $4,523,026,700) (Note 1)                                           $ 4,576,738,105
---------------------------------------------------------------------------------------------------
Cash                                                                                      1,141,690
---------------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                                80,952,724
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                    5,154,582
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                           64,427,959
---------------------------------------------------------------------------------------------------
Total assets                                                                          4,728,415,060

Liabilities
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                        130,028,428
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                               10,581,299
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              6,029,732
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  935,610
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                43,377
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  6,514
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                    2,308,405
---------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                                84,320
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      974,391
---------------------------------------------------------------------------------------------------
Total liabilities                                                                       150,992,076
---------------------------------------------------------------------------------------------------
Net assets                                                                           $4,577,422,984

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                     $ 4,993,555,194
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                              7,307,561
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                                 (477,151,176)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                               53,711,405
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                           $4,577,422,984

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($3,288,144,810 divided by 258,929,879 shares)                                               $12.70
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $12.70)*                                      $13.33
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,264,250,003 divided by 99,907,804 shares)**                                              $12.65
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($25,028,171 divided by 1,971,996 shares)                                                    $12.69
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $12.69)*                                      $13.12
---------------------------------------------------------------------------------------------------
 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended February 28, 1997 (Unaudited)

Investment income:
--------------------------------------------------------------------------------------------------
Interest                                                                             $ 223,765,405
--------------------------------------------------------------------------------------------------
Dividends                                                                                7,750,953
--------------------------------------------------------------------------------------------------
Total investment income                                                                231,516,358

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                        11,906,826
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           2,718,640
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           81,358
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            19,367
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                    3,988,731
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                    5,954,502
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                       54,682
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                    148,470
--------------------------------------------------------------------------------------------------
Registration fees                                                                           41,237
--------------------------------------------------------------------------------------------------
Auditing                                                                                    73,557
--------------------------------------------------------------------------------------------------
Legal                                                                                       81,225
--------------------------------------------------------------------------------------------------
Postage                                                                                    808,069
--------------------------------------------------------------------------------------------------
Other                                                                                      107,631
--------------------------------------------------------------------------------------------------
Total expenses                                                                          25,984,295
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (675,532)
--------------------------------------------------------------------------------------------------
Net expenses                                                                            25,308,763
--------------------------------------------------------------------------------------------------
Net investment income                                                                  206,207,595
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                        48,740,651
--------------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                               (213,136)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the period (Note 1)                                               14,567
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                           149,051,786
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                197,593,868
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  $403,801,463
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                   Six months ended         Year ended
                                                                                        February 28          August 31
                                                                                              1997*               1996
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                $  206,207,595    $   375,740,489
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                                                                    48,527,515        120,176,497
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies                                        149,066,353        (85,579,716)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    403,801,463        410,337,270
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income
----------------------------------------------------------------------------------------------------------------------
   Class A                                                                             (142,962,457)      (290,741,190)
----------------------------------------------------------------------------------------------------------------------
   Class B                                                                              (48,989,338)       (81,061,592)
----------------------------------------------------------------------------------------------------------------------
   Class M                                                                                 (958,260)          (715,452)
----------------------------------------------------------------------------------------------------------------------
In excess of net investment income
----------------------------------------------------------------------------------------------------------------------
   Class A                                                                                       --         (4,675,029)
----------------------------------------------------------------------------------------------------------------------
   Class B                                                                                       --         (1,303,446)
----------------------------------------------------------------------------------------------------------------------
   Class M                                                                                       --            (11,504)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                       133,612,988        439,711,567
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                            344,504,396        471,540,624

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                   4,232,918,588      3,761,377,964
----------------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income and distributions in excess of net investment
income of $7,307,561 and $5,989,979, respectively)                                   $4,577,422,984     $4,232,918,588
----------------------------------------------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
----------------------------------------------------------------------------------------------------------------------------------
                                       Six months
                                          ended
Per-share                              February 28
operating performance                  (Unaudited)                                  Year ended August 31
----------------------------------------------------------------------------------------------------------------------------------
                                              1997            1996            1995            1994            1993            1992
----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                         $12.11          $12.01          $12.06          $13.01          $12.76          $11.55
----------------------------------------------------------------------------------------------------------------------------------
Investment activities
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                          .59            1.16(c)         1.22            1.27            1.46            1.57
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                     .55             .11            (.01)           (.93)            .28            1.22
----------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                         1.14            1.27            1.21             .34            1.74            2.79
----------------------------------------------------------------------------------------------------------------------------------
Less distributions
----------------------------------------------------------------------------------------------------------------------------------
From net
investment income                             (.55)          (1.15)          (1.22)          (1.29)          (1.45)          (1.56)
----------------------------------------------------------------------------------------------------------------------------------
From return of capital                          --              --            (.04)             --             --               --
----------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                               --            (.02)             --              --            (.04)             --
----------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                  --              --              --              --             --             (.02)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                           (.55)          (1.17)          (1.26)          (1.29)          (1.49)          (1.58)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                               $12.70          $12.11          $12.01          $12.06          $13.01          $12.76
----------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                     9.63*          11.08           10.76            2.46           14.50           25.50
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $3,288,145      $3,115,546      $2,997,467      $2,885,748      $3,189,948      $2,449,282
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                      .48*            .96             .95             .94             .92             .97
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                     4.73*           9.57           10.27            9.82           11.27           12.63
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                       70.07*         184.86           81.70           55.00           50.90           47.05
----------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended August 31, 1996 and thereafter includes amounts paid through expense offset arangements. Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.





Financial highlights
(For a share outstanding throughout the period)

CLASS B
----------------------------------------------------------------------------------------------------------------------------------
                                            Six months
                                              ended                                                              For the period
Per-share                                  February 28                                                           March 1, 1993+
operating performance                      (Unaudited)                       Year ended August 31                 to August 31
----------------------------------------------------------------------------------------------------------------------------------
                                                  1997              1996              1995              1994              1993
----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $12.07            $11.97            $12.03            $12.99            $12.84
----------------------------------------------------------------------------------------------------------------------------------
Investment activities
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                              .54              1.07(c)           1.09              1.18               .62
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                         .55               .11               .02              (.94)              .23
----------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             1.09              1.18              1.11               .24               .85
----------------------------------------------------------------------------------------------------------------------------------
Less distributions
----------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.51)            (1.06)            (1.13)            (1.20)             (.70)
----------------------------------------------------------------------------------------------------------------------------------
From return of capital                              --                --              (.04)               --                --
----------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                   --              (.02)               --                --                --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                               (.51)            (1.08)            (1.17)            (1.20)             (.70)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $12.65            $12.07            $11.97            $12.03            $12.99
----------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                         9.17*            10.28              9.88              1.66              6.80(d)
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                              $1,264,250        $1,100,757          $762,947          $535,002          $238,647
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                          .86*             1.71              1.70              1.69               .85*
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         4.36*             8.84              9.52              9.06              4.92*
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           70.07*           184.86             81.70             55.00             50.90
----------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended August 31, 1996 and thereafter includes amounts paid through expense offset arangements. Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.





Financial highlights
(For a share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------
                                             Six months
                                               ended                Year           For the period
Per-share                                   February 28             ended          July 3, 1995+
operating performance                       (Unaudited)           August 31        to August 31
---------------------------------------------------------------------------------------------------
                                                   1997                1996                1995
---------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $12.10              $12.00              $11.92
---------------------------------------------------------------------------------------------------
Investment activities
---------------------------------------------------------------------------------------------------
Net investment income                               .57                1.14(c)              .21(c)
---------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                          .56                 .11                 .07
---------------------------------------------------------------------------------------------------
Total from
investment operations                              1.13                1.25                 .28
---------------------------------------------------------------------------------------------------
Less distributions
---------------------------------------------------------------------------------------------------
From net
investment income                                  (.54)              (1.13)               (.19)
---------------------------------------------------------------------------------------------------
From return of capital                               --                  --                (.01)
---------------------------------------------------------------------------------------------------
In excess of net
investment income                                    --                (.02)                --
---------------------------------------------------------------------------------------------------
Total distributions                                (.54)              (1.15)               (.20)
---------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $12.69              $12.10              $12.00
---------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                          9.51*              10.88                2.38*
---------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                  $25,028             $16,616                $964
---------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                           .61*               1.19                 .20*
---------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                          4.48*               9.45                1.65*
---------------------------------------------------------------------------------------------------
Portfolio turnover (%)                            70.07*             184.86               81.70
---------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended August 31, 1996 and thereafter includes amounts paid through expense offset arangements. Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
February 28, 1997 (Unaudited)

Note 1
Significant accounting policies

Putnam High Yield Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income by investing primarily in high-yielding, lower-rated fixed-income securities constituting a portfolio that Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, wholly-owned subsidiary of Putnam Investments, Inc. believes does not involve undue risk to income or principal.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, or dealers which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue, stepped-coupon bonds and payment in kind bonds are accreted according to the effective yield method.

Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation on assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 1996, the fund had a capital loss carryover of approximately $515,069,373 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

   Loss Carryover             Expiration
----------------------------------------------
   $  32,283,479           August 31, 1997

      23,057,542           August 31, 1998

     296,761,877           August 31, 1999

     110,228,548           August 31, 2000

      52,737,927           August 31, 2003

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% of any excess thereafter.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended February 28, 1997, fund expenses were reduced by $675,532 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $4,140 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services providedit in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares respectively.

For the six months ended February 28, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $447,000 and $11,789 from the sale of class A and class M shares, respectively and $1,316,795 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended February 28, 1997, Putnam Mutual Funds Corp., acting as underwriter received $11,594 on class A redemptions.

Note 3
Purchase and sales of securities

During the six months ended February 28, 1997, purchases and sales of investment securities other than short-term investments aggregated $3,252,353,095 and $3,058,282,819, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At February 28, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                       Six months ended
                                      February 28, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      25,195,159    $ 312,567,228
------------------------------------------------------------
Shares
reinvested                        5,828,256       72,277,293
------------------------------------------------------------
                                 31,023,415      384,844,521

Shares
repurchased                     (29,401,847)    (365,498,349)
------------------------------------------------------------
Net increase                      1,621,568    $  19,346,172
------------------------------------------------------------

                                          Year ended
                                        August 31, 1996
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      55,402,991    $ 671,648,164
------------------------------------------------------------
Shares
reinvested                       12,135,654      146,443,562
------------------------------------------------------------
                                 67,538,645      818,091,726

Shares
repurchased                     (59,864,900)    (726,015,454)
------------------------------------------------------------
Net increase                      7,673,745    $  92,076,272
------------------------------------------------------------

                                      Six months ended
                                      February 28, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      24,212,666    $ 299,376,040
------------------------------------------------------------
Shares
reinvested                        1,877,550       23,215,624
------------------------------------------------------------
                                 26,090,216      322,591,664

Shares
repurchased                     (17,401,219)    (215,731,729)
------------------------------------------------------------
Net increase                      8,688,997    $ 106,859,935
------------------------------------------------------------

                                            Year ended
                                         August 31, 1996
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      48,434,672    $ 585,570,532
------------------------------------------------------------
Shares
reinvested                        3,197,705       38,477,510
------------------------------------------------------------
                                 51,632,377      624,048,042

Shares
repurchased                     (24,145,722)    (292,065,361)
------------------------------------------------------------
Net increase                     27,486,655    $ 331,982,681
------------------------------------------------------------

                                        Six months ended
                                        February 28, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         984,386      $12,181,535
------------------------------------------------------------
Shares
reinvested                           53,224          660,475
------------------------------------------------------------
                                  1,037,610       12,842,010

Shares
repurchased                        (438,516)      (5,435,129)
------------------------------------------------------------
Net increase                        599,094      $ 7,406,881
------------------------------------------------------------

                                            Year ended
                                         August 31, 1996
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,621,893      $19,640,619
------------------------------------------------------------
Shares
reinvested                           41,213          496,981
------------------------------------------------------------
                                  1,663,106       20,137,600

Shares
repurchased                        (370,530)      (4,484,986)
------------------------------------------------------------
Net increase                      1,292,576      $15,652,614
------------------------------------------------------------

Note 5
Transactions with Certain Companies

Transactions during the year with companies in which the fund owns at least 5% of the voting securities were as follows:

             Purchase     Sales   Dividend           Market
                 cost      cost     Income            Value
------------------------------------------------------------
PSF Holdings       --        --         --      $29,642,700
Grand Union        --        --         --      $ 6,227,339
------------------------------------------------------------
                   --        --         --      $35,870,039



Results of February 6, 1997 shareholder meeting

An annual meeting of shareholders of the fund was held on February 6, 1997. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                       Votes
                                  Votes for         withheld
Jameson Adkins Baxter           198,541,694        4,478,074
Hans H. Estin                   198,399,636        4,620,132
John A. Hill                    198,609,799        4,409,969
Ronald J. Jackson               198,594,865        4,424,903
Elizabeth T. Kennan             198,377,098        4,642,670
Lawrence J. Lasser              198,523,841        4,495,927
Robert E. Patterson             198,674,471        4,345,297
Donald S. Perkins               198,496,968        4,522,800
William F. Pounds               198,558,894        4,460,874
George Putnam                   198,515,456        4,504,312
George Putnam, III              198,550,263        4,469,505
Eli Shapiro                     197,787,484        5,232,284
A.J.C. Smith                    198,560,408        4,459,360
W. Nicholas Thorndike           198,395,278        4,624,490

A proposal to ratify the selection of Coopers & Lybrand L.L.P. as auditors for the fund was approved as follows: 193,919,695 votes for, and 1,649,265 votes against, with 7,450,807 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to diversification was approved as follows: 180,120,076 votes for, and 8,805,148 votes against, with 14,094,543 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in the securities of a single issuer was approved as follows:
172,702,725 votes for, and 13,968,456 votes against, with 16,348,586 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to making loans was approved as follows: 167,422,031 votes for, and 19,276,210 votes against, with 16,321,526 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in commodities was approved as follows: 168,930,372 votes for, and 18,929,137 votes against, with 15,160,258 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in real estate was approved as follows: 172,640,104 votes for, and 15,416,897 votes against, with 14,962,766 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to concentration of its assets was approved as follows: 175,843,731 votes for, and 10,564,163 votes against, with 16,611,873 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in issuers that have been in operation for less than three years was approved as follows: 168,242,572 votes for, and 18,462,435 votes against, with 16,314,760 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management, Inc. owns securities was approved as follows: 169,731,687 votes for, and 16,236,310 votes against, with 17,051,770 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to margin transactions was approved as follows: 163,834,363 votes for, and 22,071,133 votes against, with 17,114,271 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to short sales was approved as follows: 164,981,242 votes for, and 21,063,335 votes against, with 16,975,190 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to pledging assets was approved as follows: 164,515,302 votes for, and 20,784,048 votes against, with 17,720,417 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in illiquid securities was approved as follows:
163,578,023 votes for, and 21,926,853 votes against, with 17,514,891 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investing to gain control of a company's management was approved as follows: 173,275,201 votes for, and 14,574,921 votes against, with 15,169,645 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in other investment companies was approved as follows:
168,589,835 votes for, and 17,349,769 votes against, with 17,080,163 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to option transactions was approved as follows: 166,915,639 votes for, and 18,129,347 votes against, with 17,974,781 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund *

Health Sciences Trust

International Growth Fund +

International New Opportunities Fund

Investors Fund

New Opportunities Fund

OTC & Emerging Growth Fund [DBL. DAGGER]

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Intermediate U.S. Government

Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

MOST CONSERVATIVE
INVESTMENTS **

Putnam money market funds: ++

California Tax Exempt Money Market Fund

Money Market Fund

New York Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

CDs and savings accounts [2 DBL. DAGGERS]

 * Formerly Natural Resources Fund

 + Formerly Overseas Growth Fund

 [DBL. DAGGER] Formerly OTC Emerging Growth Fund

 [SECTION MARK] Not available in all states.

** Relative to above.

++ An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

[2 DBL. DAGGERS] Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured up to certain limits by federal/state agencies. Savings accounts may also be insured up to certain limits. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estonia
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jennifer E. Leichter
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam High Yield Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

32140-014/324/2AC   4/97